  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 15, 1998

                                                     REGISTRATION NO. 333-47533
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                --------------

                      POST-EFFECTIVE AMENDMENT NO. 1

                                      TO

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                --------------
                GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST
                (ISSUER WITH RESPECT TO OFFERED CERTIFICATES)
                      GREEN TREE FLOORPLAN FUNDING CORP.
                  (ORIGINATOR OF THE TRUST DESCRIBED HEREIN)
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                --------------
       DELAWARE                      6189                     41-1823871
   (STATE OR OTHER              (PRIMARY STANDARD          (I.R.S. EMPLOYER
   JURISDICTION OF          INDUSTRIAL CLASSIFICATION     IDENTIFICATION NO.)
   INCORPORATION OR               CODE NUMBER)
    ORGANIZATION)
                             500 LANDMARK TOWERS
            345 ST. PETER STREET, SAINT PAUL, MINNESOTA 55102-1639
                                (612) 293-3400
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                                --------------
                            JOEL H. GOTTESMAN, ESQ.
                             1100 LANDMARK TOWERS
            345 ST. PETER STREET, SAINT PAUL, MINNESOTA 55102-1639
                                (612) 293-3400
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                                --------------
                                  COPIES TO:
           CHARLES F. SAWYER                      RENWICK D. MARTIN
         DORSEY & WHITNEY LLP                     BROWN & WOOD LLP
        220 SOUTH SIXTH STREET                 ONE WORLD TRADE CENTER
     MINNEAPOLIS, MINNESOTA 55402             NEW YORK, NEW YORK 10048
            (612) 343-7986                         (212) 839-5300
                                --------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF SECURITIES TO THE
PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-475333

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

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

                                   PART II.

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

   SEC registration fee........................................... $124,158.13
   Blue Sky fees and expenses.....................................   10,000.00*
   Accountant's fees and expenses.................................   30,000.00*
   Attorney's fees and expenses...................................   75,000.00*
   Trustee's fees and expenses....................................   15,000.00*
   Printing and engraving expenses................................  150,000.00*
   Rating Agency fees.............................................  150,000.00*
   Miscellaneous..................................................    5,481.87*
                                                                   -----------
     Total........................................................ $560,000.00*
                                                                   ===========

--------
  * Estimated

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

  (a) Exhibits:

   ***1.1 Proposed form of Underwriting Agreement
  ****3.1 Certificate of Incorporation of Green Tree Floorplan Funding Corp.
  ****3.2 Bylaws of Green Tree Floorplan Funding Corp.
 *****4.1 Pooling and Servicing Agreement dated December 1, 1995
     *4.2 Form of Series 1998-1 Supplement to the Pooling and Servicing
           Agreement dated as of March 1, 1998
 *****4.3 Receivables Purchase Agreement dated December 1, 1995
     *4.4 Amendment No. 1 to the Pooling and Servicing Agreement dated as of
           March 11, 1998
   ***5.1 Opinion and consent of Dorsey & Whitney LLP as to legality
   ***8.1 Opinion and consent of Dorsey & Whitney LLP as to tax matters
  ***23.1 Consent of Dorsey & Whitney LLP (included as part of Exhibit 5.1)
  ***23.2 Consent of Dorsey & Whitney LLP (included as part of Exhibit 8.1)
   **24.1 Power of attorney from officers and directors of the Registrants
           (Included at II-2)

--------
   *Filed herewith.
  **Previously filed in the Company's Registration Statement on Form S-1 on
    March 6, 1998, Registration No. 333-47533.

 ***Previously filed in Amendment No. 1 to the Company's Registration Statement on Form S-1 on April 1, 1998, Registration No. 333-47533.

 ****Incorporated by reference to the corresponding exhibit numbers in Amendment No. 1 to the Company's Registration Statement on Form S-1 filed November 8, 1995, Registration No. 33-62433.

*****Incorporated by reference to the corresponding exhibit in the Company's
    Registration Statement on Form S-1 filed October 31, 1996, Registration No. 333-15285.

    (b) Financial Statements:

    Not Applicable

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-1 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SAINT PAUL, STATE OF MINNESOTA, ON THE 15TH DAY OF APRIL, 1998.

                                         Green Tree Floorplan Funding Corp.

                                                  /s/ Phyllis A. Knight
                                         By ___________________________________
                                                   PHYLLIS A. KNIGHT
                                               Senior Vice President and
                                                       Treasurer

                               POWER OF ATTORNEY

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS POST-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.


              SIGNATURE                       TITLE                DATE

                                       Chairman of the
               *                        Board and
-------------------------------------   President
          LAWRENCE M. COSS              (Principal
                                        Executive Officer
                                        and Director)

                                       Senior Vice
    /s/ Phyllis A. Knight               President and         April 15, 1998
-------------------------------------   Treasurer
          PHYLLIS A. KNIGHT             (Principal
                                        Financial Officer
                                        and Principal
                                        Accounting Officer)


                                       Senior Vice
     /s/ Joel H. Gottesman              President and         April 15, 1998
-------------------------------------   Director
          JOEL H. GOTTESMAN

                                       Assistant Secretary
               *                        and Director
-------------------------------------
          RICHARD G. EVANS


               *                       Director
-------------------------------------
            PAUL A. BOYUM


               *                       Director
-------------------------------------
            GARY P. MILLS

* By     /s/ Joel H. Gottesman                                April 15, 1998
-------------------------------------
       JOEL H. GOTTESMAN
        Attorney-in-fact

                            INDEX TO EXHIBITS
                                                                      PAGE


   ***1.1 Proposed form of Underwriting Agreement
  ****3.1 Certificate of Incorporation of Green Tree Floorplan Funding Corp.
  ****3.2 Bylaws of Green Tree Floorplan Funding Corp.
 *****4.1 Pooling and Servicing Agreement dated December 1, 1995
     *4.2 Form of Series 1998-1 Supplement to the Pooling and Servicing
           Agreement dated as of March 1, 1998
 *****4.3 Receivables Purchase Agreement dated December 1, 1995
     *4.4 Amendment No. 1 to the Pooling and Servicing Agreement dated as of
          March 11, 1998
   ***5.1 Opinion and consent of Dorsey & Whitney LLP as to legality
   ***8.1 Opinion and consent of Dorsey & Whitney LLP as to tax matters
  ***23.1 Consent of Dorsey & Whitney LLP (included as part of Exhibit 5.1)
  ***23.2 Consent of Dorsey & Whitney LLP (included as part of Exhibit 8.1)
   **24.1 Power of attorney from officers and directors of the Registrants
           (Included at II-2)

--------
   *Filed herewith.
  **Previously filed in the Company's Registration Statement on Form S-1 on
    March 6, 1998, Registration No. 333-47533.

 ***Previously filed in Amendment No. 1 to the Company's Registration Statement on Form S-1 on April 1, 1998, Registration No. 333-47533.

 ****Incorporated by reference to the corresponding exhibit numbers in Amendment No. 1 to the Company's Registration Statement on Form S-1 filed November 8, 1995, Registration No. 33-62433.

*****Incorporated by reference to the corresponding exhibit in the Company's
    Registration Statement on Form S-1 filed October 31, 1996, Registration No. 333-15285.